Southwest Bancorp, Inc.

2013 Fourth Quarter Earnings Presentation

January 22, 2014

Forward Looking Statements

We make forward-looking statements in this presentation that are subject to risks and uncertainties. We intend these statements to be covered by the safe harbor provision for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995.

These forward-looking statements include:

- Statements of Southwest's goals, intentions, and expectations;
- Estimates of risks and of future costs and benefits;
- Expectations regarding our future financial performance and the financial performance of our operating segments;
- Expectations regarding regulatory actions;
- Expectations regarding our ability to utilize tax loss benefits;
- Assessments of loan quality, probable loan losses, and the amount and timing of loan payoffs;
- Estimates of the value of assets held for sale or available for sale; and
- Statements of our ability to achieve financial and other goals.

These forward-looking statements are subject to significant uncertainties because they are based upon: the amount and timing of future changes in interest rates, market behavior, and other economic conditions; future laws, regulations, and accounting principles; changes in regulatory standards and examination policies, and a variety of other matters. These other matters include, among other things, the direct and indirect effects of economic conditions on interest rates, credit quality, loan demand, liquidity, and monetary and supervisory policies of banking regulators. Because of these uncertainties, the actual future results may be materially different from the results indicated by these forward-looking statements. In addition, Southwest's past growth and performance do not necessarily indicate our future results. For other factors, risks, and uncertainties that could cause actual results to differ materially from estimates and projections contained in forward-looking statements, please read the "Risk Factors" contained in Southwest's reports to the Securities and Exchange Commission. We do not intend, or undertake no obligation, to update or revise any forward-looking statements contained in this presentation, whether as a result of differences in actual results, changes in assumptions, or changes in other factors affecting said statements, except as required by law.

Fourth Quarter 2013 Highlights

- Net income of $6.8 million, or $0.34 per diluted share
  - Increase of 80% compared to 3rd quarter of 2013 due primarily to improved credit quality and recoveries
- Improved net interest margin from 3.11% to 3.42%
  - Includes recognition of $0.9 million in interest from recovery (19 bp impact) and reduction in interest expense on Trust Preferred Securities (17 bp impact)
- Continued stabilization of credit quality indicators
  - Potential Problem Loans increased by $2.9 million, or 3.1%, compared to the 3rd quarter of 2013, as we continue to take aggressive action when identifying credit weakness
  - NPLs reduced by $10.6 million, or 36.3%
  - NPAs decreased $10.7 million, or 35.8%, compared to the 3rd quarter of 2013
  - Negative provision for credit losses of $6.5 million, compared to 3rd quarter's negative provision for credit losses of $0.3 million
  - Loss reserve remains at 2.93% of loans
  - Annualized NCOs for the quarter equal to (0.96)% of average loans
  - Loan principal recoveries of $5.765 million

Nonperforming assets defined as nonaccrual loans, restructured loans, loans past due 90 days or more and still accruing, and other real estate owned.
Note: Loan & OREO information excludes covered assets.

Fourth Quarter 2013 Highlights (cont.)

- Loan portfolio is showing signs of stabilization and pipeline continues to improve
- Noncovered loans increased in December
- Continue to add new talented people to the organization
- Capital ratios remain strong and continue to improve
- Consolidated two bank charters and rebranded the remaining charter as Bank SNB, National Association
- Re-established a $0.04 per share common dividend payable in February 2014

Note: Loan and OREO information excludes covered assets.

Financial Highlights

($ in thousands except per share data)	2011 FY 12/31/11	2012 FY 12/31/12	2013 FY 12/31/13	2012 FQ4 12/31/12	2013 FQ1 3/31/13	2013 FQ2 6/30/2013	2013 FQ3 9/30/2013	2013 FQ4 12/31/2013
Balance Sheet								
Total Assets	2,377,276	2,122,255	1,981,423	2,122,255	2,091,694	2,031,962	1,972,367	1,981,423
Total Gross Loans	1,763,488	1,378,735	1,270,903	1,378,735	1,327,215	1,318,089	1,306,625	1,270,903
Total Deposits	1,921,382	1,709,578	1,584,086	1,709,578	1,677,668	1,615,961	1,583,791	1,584,086
Total Equity	301,589	246,056	259,187	246,056	250,509	249,420	252,802	259,187
Profitability (%)								
Net Income ($000)	(68,295)	16,187	17,435	972	2,389	4,414	3,800	6,832
ROAA	(2.54)	0.72	0.86	0.18	0.46	0.87	0.75	1.37
ROAE	(18.33)	5.71	6.90	1.56	3.89	7.00	5.99	10.59
Net Interest Margin	3.74	3.64	3.19	3.41	3.16	3.07	3.11	3.42
Efficiency Ratio	81.74	68.46	72.50	79.68	75.16	68.93	69.18	76.45
Balance Sheet Ratios / Capital (%)								
Loans/ Deposits	91.78	80.65	80.23	80.65	79.11	81.57	82.50	80.23
Tangible Common Equity/ Tang Assets(1)(3)	9.76	11.54	13.03	11.54	11.93	12.22	12.76	13.03
Tier 1 Risk Based Capital Ratio	19.51	20.28	20.28	20.28	22.25	22.48	20.22	20.28
Total Risk Based Capital Ratio	20.78	21.56	21.59	21.56	23.54	23.78	21.52	21.59
Tier 1 Leverage Ratio	14.50	15.01	14.86	15.01	15.59	16.10	14.78	14.86
Asset Quality (%)(2)								
NPLs/ Loans	0.79	2.84	1.48	2.84	2.48	2.28	2.27	1.48
NCOs/ Avg Loans	7.01	0.07	0.22	0.03	1.32	0.50	(0.02)	(0.96)
Reserves/Portfolio Loans	2.59	3.47	2.89	3.47	3.25	3.08	3.08	2.89
Reserves/ NPLs	218.0	102.1	184.5	102.1	121.6	123.0	122.7	184.5
Per Share Data								
Tangible Book Value Per Share(1)(3)	11.93	12.54	13.07	12.54	12.66	12.60	12.77	13.07
Earnings Per Share	(3.73)	0.64	0.88	0.05	0.12	0.22	0.19	0.34

(1) Intangible assets defined as goodwill for purposes of these calculations.
(2) NPLs defined as Non-Accrual loans + Renegotiated Loans + Loans 90+ Days Past Due, NPAs defined as NPLs + OREO.
(3) This is a non-GAAP based financial measure.

Earnings Results

Earnings Summary

($ in thousands, except per share)	Three Months Ended 12/31/12	9/30/13	12/31/13	Q4 '13 vs. Q3 '13 % Change
Net interest income	$ 17,285	$ 15,273	$ 16,637	8.9%
Provision for loan losses	3,085	(329)	(6,502)	1,876.3%
Noninterest income	4,871	3,547	3,068	(13.5%)
Noninterest expense	17,653	13,019	15,065	15.7%
Income before taxes	1,418	6,130	11,142	81.7%
Taxes on income	446	2,330	4,310	85.0%
Net income	972	3,800	6,832	79.8%
Net income available to common	$ 972	$ 3,800	$ 6,832	79.8%
Diluted earnings per share	**$ 0.22**	**$ 0.19**	**$ 0.34**	

Loan Portfolio

$1.3 Billion Total Loans (12/31/13)

Loans by Type



Healthcare Commercial & Industrial $109 9%
Owner Occupied CRE $90 7%
Commercial & Industrial $145 11%
Owner Occupied Healthcare CRE $272 22%
Construction & Development $145 12%
Non-Owner Occupied CRE $377 30%
Residential Real Estate $83 7%
Consumer/ Student Loans $30 2%

Loans by Segment



Other $23 2%
Kansas $188 15%
Texas $367 29%
Oklahoma $682 54%

Dollars in millions.
Note: Loan information excludes covered loans.

Nonperforming Loans

$18.6 million (12/31/13)

Loans by Type



Owner Occupied Healthcare CRE $2 13%
Owner Occupied CRE $1 6%
Non-Owner Occupied CRE $3 16%
Residential Real Estate $0.5 3%
Construction & Development $3 15%
Commercial & Industrial $1 3%
Healthcare Commercial & Industrial $8 44%

Loans by Segment



Kansas $1 6%
Oklahoma $6 30%
Texas $12 64%

Dollars in millions.
Nonperforming loans include non-accruals and 90 days past due loans.
Note: Loan information excludes covered loans.

Nonperforming Loans

$18.6 million (12/31/13)

Loans by Physical Location


Other
$0.3
1%
Kansas
$1.2
6%
Texas
$2.6
14%
Arizona
$9.3
50%
Oklahoma
$5.3
29%

Dollars in millions.
Nonperforming loans include non-accruals and 90 days past due loans.
Note: Loan information excludes covered loans.

Other Real Estate Owned


$19,844
$19,329
$17,263
$14,683
$11,315
$9,422
$145
$676
$560
12/31/11
3/31/12
6/30/12
9/30/12
12/31/12
3/31/13
6/30/13
9/30/13
12/31/13

Dollars in thousands.
Note: OREO information excludes covered assets.

Nonperforming Loans



$13,549
$14,424
$20,719
$26,883
$38,394
$32,356
$29,515
$29,200
$18,613
12/31/11
3/31/12
6/30/12
9/30/12
12/31/12
3/31/13
6/30/13
9/30/13
12/31/13

Nonperforming Loans defined as Non-Accrual loans + Renegotiated Loans + Loans 90+ Days Past Due.
Dollars in thousands.
Note: Loan information excludes covered loans.

Nonperforming Assets



$19,844
$13,549
$19,329
$14,424
$17,263
$20,719
$14,683
$26,883
$11,315
$38,394
$9,422
$32,356
$145
$29,515
$676
$29,200
$560
$18,613
12/31/11
3/31/12
6/30/12
9/30/12
12/31/12
3/31/13
6/30/13
9/30/13
12/31/2013
Total Nonperforming Loans
Other Real Estate

Nonperforming Loans defined as Non-Accrual loans + Renegotiated Loans + Loans 90+ Days Past Due.
Dollars in thousands.
Note: Loan & OREO information excludes covered assets.

Loan Loss Reserve to NPL+PPL



30.18%
31.99%
33.24%
38.37%
35.02%
34.95%
32.57%
32.18%
31.38%
12/31/11
3/31/12
6/30/12
9/30/12
12/31/12
3/31/13
6/30/13
9/30/13
12/31/13

PPL is defined as potential problem loans
Nonperforming Loans defined as Non-Accrual loans + Renegotiated Loans + Loans 90+ Days Past Due
Dollars in thousands.
Note: Loan information excludes covered loans.

Improved Risk Profile…


($000s)
$300,000
$250,000
$200,000
$150,000
$100,000
$50,000
$0
6%
5%
4%
3%
2%
1%
0%
2008
2009
2010
2011
2012
Q1 '13
Q2 '13
Q3 '13
Q4 '13
NPAs
Potential Problem Loans
NPAs/Assets

Nonperforming assets defined as nonaccrual loans, restructured loans, loans past due 90 days or more and still accruing, and other real estate owned.
Note: Loan & OREO information excludes covered assets.

Strong Core Deposit Franchise

$1.6 billion Total Deposits (12/31/13)

Deposits by Type


Interest Bearing Demand $120 7%
Non-interest Bearing Demand $445 28%
Other Time Deposits $286 18%
Money market Accounts $440 28%
Time Deposits $100,000 or More $251 16%
Savings Accounts $42 3%

Cost of Deposits


0.82%
0.79%
0.73%
0.67%
0.62%
0.53%
0.47%
0.45%
0.40%
12/31/11
3/31/12
6/30/12
9/30/12
12/31/12
3/31/13
6/30/13
9/30/13
12/31/13

Dollars in millions.

Cost of Funds Continue to Decline



($000s)
$30,000
$25,000
$20,000
$15,000
$10,000
$5,000
$-
5.0%
4.5%
4.0%
3.5%
3.0%
2.5%
2.0%
1.5%
1.0%
0.5%
0.0%
3.77%
3.62%
3.82%
3.71%
3.59%
3.41%
3.16%
3.07%
3.11%
3.42%
0.90%
0.82%
0.79%
0.73%
0.67%
0.62%
0.53%
0.47%
0.45%
0.40%
Q3 '11
Q4 '11
Q1 '12
Q2 '12
Q3 '12
Q4 '12
Q1 '13
Q2 '13
Q3 '13
Q4 '13
Net Interest
Cost of Deposits
Net Interest Margin

Noninterest Income



$3,576
$3,514
$3,601
$3,950
$4,871
$3,537
$3,491
$3,547
$3,068
12/31/11
3/31/12
6/30/12
9/30/12
12/31/12
3/31/13
6/30/13
9/30/13
12/31/13
Service Charges and Fees
Gain on Sales of Loans
Gain on Investment Securities
Other

Dollars in thousands.

Noninterest Expense



$50,000
$40,000
$30,000
$20,000
$10,000
$-
$(10,000)
$41,903
$14,309
$16,769
$14,591
$17,653
$14,388
$12,839
$13,019
$15,065
12/31/11
3/31/12
6/30/12
9/30/12
12/31/12
3/31/13
6/30/13
9/30/13
12/31/2013
Salaries and Employee Benefits
FDIC and Other Insurance
General and Administrative
Occupancy
Other Real Estate, net
Total Noninterest Expense

Dollars in thousands.

Strong Regulatory Capital Position

Tier 1 Leverage Ratio



25%
20%
15%
10%
5%
0%
15.6%
14.5%
15.0%
15.6%
16.1%
14.8%
14.9%
2010
2011
2012
3/31/13
6/30/13
9/30/13
12/31/13

Tier 1 Risk-Based Capital Ratio



25%
20%
15%
10%
5%
0%
17.8%
19.5%
20.3%
22.3%
22.5%
20.2%
20.3%
2010
2011
2012
3/31/13
6/30/13
9/30/13
12/31/13

Tier 1 Common Ratio



25%
20%
15%
10%
5%
0%
13.8%
11.7%
15.2%
16.8%
17.0%
17.2%
17.2%
2010
2011
2012
3/31/13
6/30/13
9/30/13
12/31/13

Total Risk-Based Capital Ratio



25%
20%
15%
10%
5%
0%
19.1%
20.8%
21.6%
23.5%
23.8%
21.5%
21.6%
2010
2011
2012
3/31/13
6/30/13
9/30/13
12/31/13

2014 Priorities:

- Continue to improve credit quality and balance sheet strength
- Maintain high credit standards while focusing on accelerated loan growth
- Expand the Energy and C&I business in our markets
- Improve internal operating efficiency while providing superior customer service
- Pursue strategic acquisitions in our existing footprint
- Identify and acquire bankers that will enhance our presence and profitability in select business segments and markets
- Strengthen and invest in business lines that produce non-interest income and scale them across our geographic footprint
- Drive a culture that produces consistent, conservative, and sustainable earnings

APPENDIX

Net Income


$(58.3)
$5.2
$4.1
$5.9
$1.0
$2.4
$4.4
$3.8
$6.8
12/31/11
3/31/12
6/30/12
9/30/12
12/31/12
3/31/13
6/30/13
9/30/13
12/31/13

Dollars in millions.

Net Interest Margin



3.62%
3.82%
3.71%
3.59%
3.41%
3.16%
3.07%
3.11%
3.42%
12/31/11
3/31/12
6/30/12
9/30/12
12/31/12
3/31/13
6/30/13
9/30/13
12/31/2013

Total Loans by Segment



$1,522.8
$24.0
$158.6
$588.4
$751.8
$1,463.9
$34.7
$164.1
$560.2
$704.9
$1,353.0
$31.7
$148.7
$520.5
$652.1
$1,303.6
$7.3
$171.8
$495.8
$628.7
$1,296.4
$7.2
$188.5
$444.3
$656.4
$1,287.5
$3.6
$187.8
$414.4
$681.7
$1,254.5
$23.2
$182.6
$366.7
$682.0
6/30/12
9/30/12
12/31/12
3/31/13
6/30/2013
9/30/2013
12/31/2013
Oklahoma
Texas
Kansas
Secondary Market

Dollars in millions.
Note: Loan information excludes covered loans.

Potential Problem Loans by Segment



$111.1
$3.8
$59.4
$48.0
$86.8
$3.8
$43.3
$39.6
$94.4
$5.1
$58.4
$30.9
$89.6
$5.4
$52.0
$32.2
$94.1
$3.9
$58.7
$31.5
$95.1
$4.2
$59.6
$31.3
$98.0
$4.0
$65.1
$29.0
6/30/12
9/30/12
12/31/12
3/31/13
6/30/2013
9/30/2013
12/31/2013
Oklahoma
Texas
Kansas

Dollars in millions.
Note: Loan information excludes covered loans.

Provision for Loan Loss



$78.29
$1.72
$0.03
$(1.73)
$3.09
$0.50
$(0.88)
$(0.33)
$(6.50)
12/31/11
3/31/12
6/30/12
9/30/12
12/31/12
3/31/13
6/30/13
9/30/13
12/31/13

Dollars in millions.

Loan Loss Reserve to Total Portfolio Loans



2.62%
2.87%
2.92%
3.05%
3.52%
3.29%
3.12%
3.12%
2.93%
12/31/11
3/31/12
6/30/12
9/30/12
12/31/12
3/31/13
6/30/13
9/30/13
12/31/13

Note: Loan information excludes covered loans.

Loan Loss Reserve to Nonperforming Loans


326.47%
312.14%
211.43%
162.21%
121.10%
131.78%
136.44%
137.03%
196.67%
12/31/11
3/31/12
6/30/12
9/30/12
12/31/12
3/31/13
6/30/13
9/30/13
12/31/13

Note: Loan information excludes covered loans.